CBL & ASSOCIATES PROPERTIES, INC.
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       (Exact name of registrant as specified in its charter)


    Delaware               1-12494                 62-1545718
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   (State or other         (Commission             (IRS Employer
   jurisdiction of         File Number)            Identification
   incorporation)                                     Number)


   One Park Place, 6148 Lee Highway, Chattanooga, Tennessee 37421
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               (Address of principal executive offices)


        Registrant's telephone number, including area code:
                           (423) 855-0001
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                 CBL & ASSOCIATES PROPERTIES, INC.



  ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS
            ACQUISITION OF ASHEVILLE MALL - ASHVILLE NORTH CAROLINA

  On January 2, 1998 Asheville LLC a North Carolina Limited Liability Corporation (the "Asheville LLC"), a majority-owned subsidiary of CBL & Associates Properties, Inc. (The "Registrant") acquired Asheville, Mall, a regional shopping mall located in Asheville, North Carolina, containing approximately 823,916 square feet of total gross leaseable area ("GLA") including 260,581 of mall store GLA from the R.B.R.&S.T. Limited Partnership a subsidary of the R.L. Coleman Company (the"R.L. Coleman Company") pursurant to a Purchase and Sales Agreement between R.L. Coleman Company and Asheville LLC (the "Purchase Agreement").
  The assets acquired included, among other things, real property, the buildings, improvements, and fixtures located theron, certain lease interests, personal property and rights related thereto.


  The aggregate purchase price, including closing costs, was approximately $65 million and was determined in good faith arms length negotiations between Registrant and R.L. Coleman Company, an unrelated third party. In negotiating the purchase price the Registrant considered, among other facts, the mall's historical and projected cash flow, the nature and term of existing leases, the current operating costs, the physical condition of the property, and the terms and conditions of available financing. There were no independent appraisals obtained by the Registrant. The purchase price consisted of $65 million in cash. The cash consideration was paid from proceeds from the Registrant's lines of credit and proceeds from a promissory note in the amount of $48.9 million which Asheville LLC placed with Wells Fargo Bank N.A..
  The Registrant intends to continue operating the mall as currently operated and leasing space therein to national and local retailers.

  The description contained herein of the transaction described above does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement, which is filed as an exhibit to this document.


  ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

       A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            The following financial statements have not been completed as of the date of this report and will be filed as an amendment to this report as soon as practicable in accordance with Item 7 (a)(4) of Form 8-K.

                 Report of Independent Public Accountants

            Statements of Excess Revenues over Specific
           Operating Expenses for the Nine Months Ended
           September 30, 1996 and 1997(Unaudited) and for the Year Ended December 31, 1996.


                 Notes to Financial Statements


            B)   PRO FORMA FINANCIAL INFORMATION OF REGISTRANT

                 The following financial statements have not been completed as of the date of this report and will be filed as an amendment to this report as soon as practicable in accordance with Item 7 (a)(4) of Form 8-K.

                 Consolidated Statment Of Operations For
                 the Nine Months Ended September 30, 1997.

                 Consolidated Statment Of Operations For
                 the Year Ended December 31, 1996.

                 Consolidated Balance Sheet as of
                 September 30, 1997.

            C)   EXHIBITS

                 Purchase and Sale Agreement dated November 12,
            1997 between R.B.R.&S.T. Limited Partnership
            A North Carolina limited partnership(seller) and Development Options, Inc., a Wyoming corporation
            (Purchaser)



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                              SIGNATURE





  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  CBL & ASSOCIATES PROPERTIES, INC.


                                           John N. Foy
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                                          John N. Foy
                                  Executive Vice President,
                                  Chief Financial Officer and
                                           Secretary
                                  (Authorized Officer of the
                                          Registrant,
                                  Principal Financial Officer and
                                  Principal Accounting Officer)



  Date: January 16, 1997

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                            EXHIBITS INDEX


  Exhibit:

  2.1 Purchase and Sale Agreement dated November 12, 1997 between R.B.R.&S.T. Limited Partnership
            A North Carolina limited partnership(seller) and Development Options, Inc., a Wyoming corporation (Purchaser)